                                                                    EXHIBIT 10.1

                                 LOAN AGREEMENT


          THIS LOAN AGREEMENT (this "Agreement") is entered into as of November 24, 1999 among U.S. Foodservice, Inc., a Delaware corporation, and JP Foodservice Distributors, Inc., a Delaware corporation (collectively, the "Borrowers"), U.S. Foodservice, a Delaware corporation (the "Parent") and those subsidiaries of the Borrowers identified on the signature pages hereto (together with each other subsidiary which may become a party hereto by execution of a joinder agreement and the Parent, the "Guarantors"); and Wachovia Bank, N.A. ("Lender").

                                   BACKGROUND

     WHEREAS, Borrowers and Lender desire to enter into a revolving credit facility pursuant to which Lender will make credit available to Borrowers for the purposes hereinafter set forth; and

     WHEREAS, as a condition to making such revolving credit facility available to Borrowers, Lender has required, among other things, the Guarantors to guarantee all of the Borrowers' obligations arising under this Agreement and any other instruments or agreements executed pursuant hereto (collectively, the "Loan Documents").

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:

1.   DEFINITIONS

     1.1. Applicable Margin

          "Applicable Margin" shall mean, for purposes of calculating (i) the applicable interest rate for any day for any Eurodollar Loan or (ii) the applicable rate for the Facility Fee for any day for purposes of Section 2.3 hereof, the applicable margin corresponding to the Total Debt Ratio described below in effect as of the most recent Determination Date:
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
-------------------------------------------------------------------------------------------------
                                                       Applicable               Applicable
                                                         Margin                   Margin
       Pricing                Total Debt                   for                      for
        Level                    Ratio              Eurodollar Loans           Facility Fee
-------------------------------------------------------------------------------------------------
                         Equal to or less than
          II            4.0 to 1.0 but greater          112.5 bps                25.0 bps
                            than 3.5 to 1.0
-------------------------------------------------------------------------------------------------
          I              Equal to or less than          102.5 bps                25.0 bps
                              3.5 to 1.0
-------------------------------------------------------------------------------------------------

Determination of the appropriate Applicable Margins based on the Total Debt Ratio shall be made as of each Determination Date. The Total Debt Ratio in effect as of a Determination Date shall establish the Applicable Margins that shall be effective as of the date designated by Lender as the Applicable Margin Change Date. Lender shall determine the Applicable Margins as of each Determination Date occurring after the Facility Closing Date and shall promptly notify Borrowers of the Applicable Margins so determined and of the related Applicable Margin Change Date. Such determinations by Lender of the Applicable Margins shall be rebuttably presumptive evidence thereof. As of the Facility Closing Date and until the first Applicable Margin Date, (a) the Applicable Margin for purposes of calculating the applicable interest rate for any Eurodollar Loan shall be 112.5 bps and (b) the Applicable Margin for purposes of calculating the Facility Fee shall be 25 bps. All of the terms in this Section
1.1 shall have the meanings set forth in the Existing Credit Agreement (as defined below), except for the terms Applicable Margin and Facility Fee, which shall have the meanings set forth in this Agreement.

     1.2. Existing Credit Agreement

          "Existing Credit Agreement" shall mean that certain 364-Day Credit Agreement dated as of December 23, 1997 among Borrowers, the lenders that are parties thereto from time to time and Bank of America, N.A., as Administrative Agent, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC and NationsBank Montgomery Securities, Inc.) and Chase Securities, Inc., as Co-Arrangers, The Chase Manhattan Bank, as Syndication Agent, and Bank of America, NT & SA, as Documentation Agent.

     1.3. Existing Guaranty Agreement

          "Existing Guaranty Agreement" shall mean that certain 364-Day Guaranty Agreement dated as of December 23, 1997 among the Guarantors and Bank of America, N.A., as agent.

     1.4. Incorporated Definitions

          The defined terms contained in Article I of the Existing Credit Agreement (hereinafter referred to collectively as the "Incorporated Definitions") which are used in the Incorporated Loan Provisions, the Incorporated Representations and Warranties, the Incorporated Covenants, the Incorporated Events of Default, the Incorporated Guaranty and the Incorporated Miscellaneous Provisions (all as defined below, collectively, the "Incorporated Terms") are hereby incorporated by reference into this Agreement to the same extent and with the same effect as if set forth fully herein; provided, however, that all references to the Administrative Agent and the Lenders in the Incorporated Terms shall be deemed to be references to Lender.

2.   LOANS

     2.1. Revolving Credit Loan

          Subject to the terms and conditions hereof, during the period beginning on the date hereof (the "Facility Closing Date") and ending on the Revolving Period Termination Date, as the same may be extended pursuant to the Incorporated Loan Provisions (as hereinafter defined), Lender shall make advances (all such advances, collectively, the "Revolving Credit Loan") to Borrowers in such amounts as Borrowers shall request from time to time, provided that the maximum aggregate outstanding principal amount of the Revolving Credit Loan shall at no time exceed $25,000,000 (the "Commitment"). Each such advance hereunder may consist of Base Rate Loans or Eurodollar Loans (or a combination thereof), as Borrowers may request. Each such advance shall be made upon written or e-mail notice of Borrowers received by the Lender not later than 1:00 PM Eastern Time three (3) Business Days prior to the date of the proposed advance, and the amount of such proposed advance shall not be in an amount of less than $100,000. Each such notice shall specify whether such advance shall consist of Base Rate Loans, Eurodollar Loans or a combination thereof, and for each Eurodollar Loan that is requested, the Interest Period with respect thereto. Borrowers may borrow, repay and reborrow, subject to the limitations set forth above. The aggregate outstanding principal amount of the Revolving Credit Loan as of the Revolving Period Termination Date, together with all accrued and unpaid interest thereon, shall be due and payable in full on the earlier of (i) 364 days following the Revolving Period Termination Date, as the same may have been extended as aforesaid, and (ii) the Maturity Date; provided, however, that under no circumstances (including without limitation one or more extensions of the Revolving Period Termination Date pursuant to the Incorporated Loan Provisions referred to in Section 2.2 below) shall the Maturity Date be later than December 23, 2002.

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

     2.2. Interest, Extension of Term and Additional Provisions

          Reference is made to the provisions contained in Sections 2.01(d) and 2.01(e), Sections 3.03 through 3.09 and Sections 4.04 through 4.06 of the Existing Credit Agreement (hereinafter referred to as the "Incorporated Loan Provisions"). The Incorporated Loan Provisions are hereby incorporated by reference into this Agreement to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of Lender, without giving effect to any waiver, amendment, modification or replacement of the Existing Credit Agreement or any term or provision thereof occurring subsequent to the date of this Agreement, except to the extent otherwise specifically provided in
Section 7 hereof; provided, however, that (a) all references in the Existing Credit Agreement to the Applicable Margin shall be deemed to be references to the Applicable Margin as defined in Section 1.1 hereof; (b) the references to the Closing Date (within the definition of Revolving Period Termination Date referenced in Section 2.01(e) and as used in Section 3.09(g) of the Existing Credit Agreement), shall be deemed to be references to the Facility Closing Date; (c) the references to Loans and Revolving Loans in the Existing Credit Agreement shall be deemed to be references to the Revolving Credit Loan as defined herein; (d) the Prime Rate shall be Lender's prime rate in effect at its principal office; (e) the reference to the Credit Documents (within the definition of Credit Obligations) shall be deemed to be a reference to the Loan Documents hereunder; and (f) the reference to "this Agreement" in Section 3.09(a) of the Existing Credit Agreement shall be deemed to be a reference to this Agreement.

     2.3. Facility Fee

          In consideration of the Commitment, Borrowers agree to pay to Lender a facility fee (the "Facility Fee"): (a) for the period from the Facility Closing Date to the Revolving Period Termination Date, on the aggregate Commitment, and
(b) for the period from the Revolving Period Termination Date to the Maturity Date (as defined in the Existing Credit Agreement), on the aggregate Revolving Credit Loan outstanding, computed at a per annum rate equal to the Applicable Margin for each day during the applicable period. The Facility Fee shall be payable quarterly in arrears on the fifteenth (15/th/) day of each January, April, July and October and on the Maturity Date for the immediately preceding fiscal quarter (or portion thereof).

3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWERS

          Reference is made to the Existing Credit Agreement and the representations and warranties of Borrowers contained in Article IX of the Existing Credit Agreement (hereinafter referred to as the "Incorporated Representations and Warranties") and the covenants contained in Articles VI, VII and VIII of the Existing Credit Agreement (hereinafter referred to as the "Incorporated

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Covenants"). The Incorporated Representations and Warranties and the
Incorporated Covenants are hereby incorporated by reference into this Agreement to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of Lender, without giving effect to any waiver, amendment, modification or replacement of the Existing Credit Agreement or any term or provision thereof occurring subsequent to the date of this Agreement, except to the extent otherwise specifically provided in Section 7 hereof; provided, however, that (a) the reference to "this Agreement" and the Credit Documents in Articles VI and VII and in the definition of Material Adverse Effect in the Existing Credit Agreement shall be deemed to be references to this Agreement and the Loan Documents, respectively, and (b) the references to Default and Event of Default shall be modified as provided in Section 5 hereof.

4.   CONDITIONS PRECEDENT

     4.1. Conditions Precedent to First Advance of the Revolving Credit Loan on or after the Date Hereof

          The obligation of Lender to make the first advance of the Revolving Credit Loan on or after the date hereof is subject to the satisfaction (in the reasonable judgment of Lender), at or before the date of such advance, of the following conditions precedent:

          4.1.1.  Representations and Warranties; Compliance

          All representations and warranties made by Borrowers in this Agreement or any of the other Loan Documents and by the Guarantors in the Incorporated Guaranty shall be true and correct in all material respects on and as of the date of such advance with the same force and effect as though such representations and warranties had been made on and as of the date of such advance. All of the agreements, terms, covenants, and conditions required by this Agreement to be complied with and performed by Borrowers prior to the date of such advance shall have been complied with and performed.

          4.1.2.  Documents

          Borrowers shall deliver to Lender copies of all documents and other items reasonably requested by Lender evidencing Borrowers' and the Guarantors' authority to enter into and perform this Agreement and the other Loan Documents.

          4.1.3.  Executed Loan Documents

          Borrowers shall deliver to Lender fully executed copies of all the Loan Documents.

     4.2. Conditions Precedent to the Second and Each Subsequent Advance of the Revolving Credit Loan

          The obligation of Lender to make the second and each subsequent advance of the Revolving Credit Loan is subject to the satisfaction (in the reasonable judgment of Lender), as of the date of each such advance, of the conditions precedent specified in Section 4.1.1 hereof.

5.   EVENTS OF DEFAULT AND REMEDIES

          Reference is made to the Existing Credit Agreement and the events of default and remedies set forth in Article X of the Existing Credit Agreement (hereinafter referred to as the "Incorporated Events of Default"). The Incorporated Events of Default are hereby incorporated by reference into this Agreement to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of Lender, without giving effect to any waiver, amendment, modification or replacement of the Existing Credit Agreement or any term or provision thereof occurring subsequent to the date of this Agreement, except to the extent otherwise specifically provided in Section 7 hereof; provided, however, that all references to "Loans," "this Agreement" or the "Guaranty Agreement" in Article X of the Existing Credit Agreement shall be deemed to be references to the Revolving Credit Loan, this Agreement and the Incorporated Guaranty, respectively.

6.   GUARANTY

          Reference is made to the Existing Guaranty Agreement and the agreements of the Guarantors contained in Section 1 through Section 11 and
Section 13 through Section 21 of the Existing Guaranty Agreement (hereinafter referred to as the "Incorporated Guaranty"). The Incorporated Guaranty is hereby incorporated by reference into this Agreement to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of Lender, without giving effect to any waiver, amendment, modification or replacement of the Existing Guaranty Agreement or any term or provision thereof occurring subsequent to the date of this Agreement, except to the extent otherwise specifically provided in Section 7 hereof; provided, however, that (a) the references to the Credit Agreement, the Credit Documents, the Loan, the Commitments and to "this Guaranty Agreement" thereunder shall be deemed to be references to this Agreement, the Loan Documents, the Revolving Credit Loan, the Commitment and this Section 6, respectively (except that any cross-references in the Existing Guaranty Agreement to Sections and definitions in the Existing Credit Agreement shall not be modified by the foregoing proviso), (b) the notice address set forth in Section 17(a) of the Existing Guaranty Agreement shall be deemed to be 9755 Patuxent Woods Drive, Columbia, Maryland 21046, Attention of Treasurer

(Facsimile No. 410-309-6296), and (c) the notice address set forth in Section 17(b) of the Existing Guaranty Agreement shall be deemed to be Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303, Attention of Vice President (Facsimile No. 404-332-6898).

7.   MISCELLANEOUS PROVISIONS

          Reference is made to the Existing Credit Agreement and the miscellaneous provisions contained in Article XII of the Existing Credit Agreement (hereinafter referred to as the "Incorporated Miscellaneous Provisions"). The Incorporated Miscellaneous Provisions (and all other relevant provisions of the Existing Credit Agreement related thereto) are hereby incorporated by reference into this Agreement to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of Lender, without giving effect to any waiver, amendment, modification or replacement of the Existing Credit Agreement or any term or provision thereof occurring subsequent to the date of this Agreement, except to the extent otherwise specifically provided in the following provisions of this Section 7; provided, however, that the notice address set forth in Section 12.01(a) of the Existing Credit Agreement shall be deemed to be 9755 Patuxent Woods Drive, Columbia, Maryland 21046, Attention of Treasurer (Facsimile No. 410-309-6296) and provided, further, that the notice address set forth in Section 12.01(b) of the Existing Credit Agreement shall be deemed to be Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303, Attention of Vice President (Facsimile No. 404-332-6898).

          In the event a waiver is granted under the Existing Credit Agreement or the existing Guaranty Agreement or an amendment or modification is executed with respect to the Existing Credit Agreement or the Existing Guaranty Agreement, and such waiver, amendment and/or modification affects the Incorporated Terms, then such waiver, amendment or modification shall be effective with respect to the Incorporated Terms as incorporated by reference into this Agreement only if consented to in writing by Lender. In the event of any replacement of the Existing Credit Agreement or the Existing Guaranty Agreement with a similar credit facility or guaranty agreement, as applicable (in either case, the "New Facility"), the provisions contained in the New Facility which correspond to the Incorporated Terms shall be deemed to be the "Incorporated Terms" hereunder only if consented to in writing by Lender and, if such consent is not granted or if the Existing Credit Agreement or the Existing Guaranty Agreement is terminated and not replaced, then the definitions, representations and warranties, covenants, events of default and miscellaneous provisions contained in Articles I, IX, VI, VII, VIII, X and XII, the loan provisions contained in Sections 2.01(d) and 2.01(e), Sections 3.03 through 3.09 and Sections 4.04 through 4.06 of the Existing Credit Agreement, and the guaranty provisions contained in Sections 1 through Section 11 and Section 13 through Section 21 of the Existing Guaranty Agreement (together with any waivers, modifications or amendments approved in accordance with this Section 7) shall continue to be the Incorporated Terms hereunder.

          The Borrowers and Guarantors hereby represent and warrant to the Lender that they have (i) initiated a review and assessment of their respective businesses and operations that could be adversely affected by the risk that computer applications used by the Borrowers and the Guarantors may be unable to recognize and perform properly date sensitive functions involving certain dates prior to and any date after December 31, 1999 (the "Year 2000 Problem"), (ii) developed contingency plans for addressing the Year 2000 Problem and (iii) made inquiry regarding the ability of their principal suppliers and customers to address the Year 2000 Problem. The Borrowers and the Guarantors are taking what they consider to be reasonable steps to prevent major interruptions in their respective businesses and operations due to the Year 2000 Problem, which steps are expected to minimize but not eliminate the risk of the Year 2000 Problem.

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

          IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first hereinabove set forth.

                              BORROWERS:

                              U.S. FOODSERVICE, INC.

                              By: /s/ Robert Gillison
                                 --------------------
                                 Name:  Robert Gillison
                                 Title: Treasurer

                              JP FOODSERVICE DISTRIBUTORS, INC.

                              By: /s/ Robert Gillison
                                 --------------------
                                 Name:  Robert Gillison
                                 Title: Treasurer

                              GUARANTORS:

                              U.S. FOODSERVICE

                              By: /s/ Robert Gillison
                                 --------------------
                                 Name:  Robert Gillison
                                 Title: Treasurer

                              CHRISTIANSON SALES CO. LIMITED
                                 PARTNERSHIP
                                 By: USF/Christianson Sales GP
                                     Holdings, LLC

                              By: /s/ Robert Gillison
                                 --------------------
                                 Name:  Robert Gillison
                                 Title: Treasurer

                              SUPERIOR PRODUCTS MFG. CO.
                                  LIMITED PARTNERSHIP
                                  By: USF/Superior Products GP
                                      Holdings, LLC

                              By: /s/ Robert Gillison
                                 --------------------
                                 Name:  Robert Gillison
                                 Title: Treasurer

                              E&H DISTRIBUTING CO.
                              HARRISON'S PRIME MEATS &
                                 PROVISIONS, INC.
                              ILLINOIS FRUIT & PRODUCE CORP.
                              TRANS-PORTE, INC.
                              EL PASADO, INC.
                              RITUALS COFFEE COMPANY
                              ROSELI PRODUCTS CORPORATION
                              SQUERI FOOD SERVICE, INC.
                              NEVADA BAKING COMPANY, INC.
                              OUTWEST MEAT COMPANY
                              HILLTOP HEARTH BAKERIES, INC.
                              CROSS VALLEY FARMS, INC.
                              BIGGERS BROTHERS, INC.
                              BRB HOLDINGS, INC.
                              F.H. BEVEVINO & COMPANY, INC.
                              FOOD DISTRIBUTION CONCEPTS, INC.
                              JOHN SEXTON & CO.
                              KING'S FOODSERVICE, INC.
                              ROANOKE RESTAURANT SERVICE, INC.
                              TARGETED SPECIALTY SERVICES, INC.
                              U.S. FOODSERVICE OF ATLANTA, INC.
                              U.S. FOODSERVICE OF ILLINOIS, INC.
                              U.S. SYSTEMS DISTRIBUTION, INC.
                              WHITE SWAN, INC.
                              J.H. HAAR & SONS, L.L.C.
                              U.S. FOODSERVICE OF BUFFALO, INC.
                              SOUTHTOWNS SEAFOOD, INC.
                              SOFCO, INC.
                              S.&O. PROPERTY CORPORATION
                              SQP, INC.
                              USF/CHRISTIANSON SALES GP
                                 HOLDINGS, LLC
                              USF/CHRISTIANSON SALES LP
                                 HOLDINGS, LLC
                              NEXT DAY GOURMET, INC.
                              USF/SUPERIOR PRODUCTS GP
                                 HOLDINGS, LLC
                              USF/SUPERIOR PRODUCTS LP
                                 HOLDINGS, LLC
                              JOSEPH WEBB FOODS, INC.
                              PACIFIC JADE, INC.

                              By: /s/ Robert Gillison
                                 --------------------
                                 Name:  Robert Gillison
                                 Title: Treasurer
                                 for each of the foregoing

                              LENDER:

                              WACHOVIA BANK, N.A.


                              By: /s/ Fitzhugh L. Wickham
                                  --------------------------
                                  Name:  Fitzhugh L. Wickham
                                  Title: Vice President

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